RIO VISTA GP LLC
            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

                         DATED AS OF SEPTEMBER 16, 2004

THE MEMBERSHIP INTERESTS DESCRIBED IN THIS DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. EXCEPT AS OTHERWISE PROVIDED HEREIN, WITHOUT SUCH REGISTRATION, SAID MEMBERSHIP INTERESTS MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT ON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE BOARD OF MANAGERS OF THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR THE TRANSFER, OR SUCH OTHER EVIDENCE SATISFACTORY TO THE BOARD OF MANAGERS THAT THE TRANSFER IS NOT IN VIOLATION OF THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THE SALE, PLEDGE OR OTHER TRANSFER OF THESE SECURITIES IS ALSO SUBJECT TO THE RESTRICTIONS SET FORTH IN ARTICLE 9 OF
                                                                    ---------
THIS  DOCUMENT.


                                RIO VISTA GP LLC


            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT


     THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Rio Vista GP LLC is dated as of September 16, 2004.

     WHEREAS, the Members wish to enter into this Agreement to provide for, among other things, the management of the business and affairs of the Company, the allocation of profits and losses among the Members, the respective rights and obligations of the Members to each other and to the Company, and certain other matters.

     NOW, THEREFORE, the Members agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

     For purposes of this Agreement, certain capitalized terms have specifically defined meanings that are either set forth herein or in Exhibit 1 which is
                                                              ---------
attached  hereto  and  incorporated  herein  by  reference.

                                    ARTICLE 2
                              FORMATION AND PURPOSE
                              ---------------------

     2.1  Formation.  The Company was formed pursuant to the Act and the Members
          ---------
hereby ratify the filing of the Company's Certificate of Formation with the Secretary of State of the State of Delaware on July 10, 2003. This Agreement amends and restates the Limited Liability Company Agreement of the Company dated July 10, 2003, in its entirety. The rights and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

     2.2  Name.  The  name  of the Company is Rio Vista GP LLC.  The business of
          ----
the Company may be conducted under that name or, upon compliance with applicable laws, any other name that the Board of Managers deems appropriate or advisable. The Board of Managers shall file, or shall cause to be filed, any assumed name certificates and similar filings, and any amendments thereto, that the Board of Managers considers appropriate or advisable.

     2.3  Registered  Office  and  Agent.  The  registered office required to be
          ------------------------------
maintained by the Company in the State of Delaware pursuant to the Act shall initially be located at 615 South DuPont Highway , City of Dover, County of Kent, Delaware 19901. The name and address of the registered agent of the Company pursuant to the Act shall initially be Capitol Services, IncThe Company may, upon compliance with the applicable provisions of the Act, change its registered office or registered agent from time to time at the sole discretion of the Board of Managers.

     2.4  Term.  The  term  of  the  Company  shall continue indefinitely unless
          ----
terminated  as  hereinafter  provided.

     2.5  Purpose.  The Company is formed for the object and purpose of, and the
          -------
nature of the business to be conducted and promoted by the Company is, engaging in any lawful act or activity for which limited liability companies may be formed under the Act and engaging in any and all activities necessary, advisable, convenient or incidental thereto.

     2.6  Specific  Powers.  The  Company  shall have the power and authority to
          ----------------
take any and all actions necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purpose set forth in Section 2.5.
                                                                    -----------

     2.7  Certificate.  Richard  Shore,  Jr.  and  Ian  T.  Bothwell  are hereby
          -----------
designated as authorized persons to execute, deliver and file any amendments or restatements of the Certificate, and any other certificates and any amendments or restatements thereof necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business.

     2.8  Ownership  of  Company  Property;  Waiver  of  Partition.  All Company
          --------------------------------------------------------
property, both real and personal, presently owned or hereafter acquired by the Company, shall be owned by the Company and held in the name of the Company. Each Member expressly waives any right such Member might individually have to require a partition thereof or a dissolution of the Company, except as otherwise specifically provided herein.

                                    ARTICLE 3
                               COMPANY AND CAPITAL
                               -------------------

     3.1  Members.  The  names  and  addresses of the Members of the Company and
          -------
each  Member's  Capital  Contribution  shall be listed on Schedule I attached to
                                                          ----------
this Agreement, as from time to time amended and supplemented in accordance with the provisions of this Agreement.

Schedule  I  lists  the  Members  of  the  Company, their Capital Contributions,
-----------
Capital Accounts and the number of Units held by each of them as of the Effective Date.

     3.2  Capital Accounts.  A separate account (each a "Capital Account") shall
          ----------------                               ---------------
be established and maintained for each Member which shall be increased by (a) the amount of cash and the Fair Market Value of any other property contributed by such Member to the Company as a Capital Contribution (net of liabilities secured by such property or that the Company is considered to assume or take the property subject to pursuant to Code Section 752), (b) the services rendered by any Member in the amount that the Company is entitled to take a compensation deduction for federal income tax purposes, (c) such Member's share of the Net Profit of the Company and (d) any amount required pursuant to the terms of any option or other equity incentive agreement entered into by the Company, and shall be reduced by (y) the amount of cash and the Fair Market Value of any other property distributed to such Member (net of liabilities secured by such property or that the Member is considered to assume or take the property subject to pursuant to Code Section 752) and (z) such Member's share of the Net Loss of the Company. It is the intention of the Members that the Capital Accounts of the Company be maintained in accordance with the provisions of Section 704(b) of the Code and the Regulations thereunder and that this Agreement be interpreted consistently therewith.

     3.3  Return  of  Capital  Contributions.  No Member shall have the right to
          ----------------------------------
demand a return of all or any part of its Capital Contributions, and any return of the Capital Contributions to any Member shall be made solely from the assets of the Company and only in accordance with the terms of this Agreement. No interest shall be paid to any Member with respect to its Capital Contributions. Each Member shall look solely to the assets of the Company for the return of its Capital Contributions, and, if the assets of the Company are insufficient to return its Capital Contributions, it shall have no recourse against any other
Member  for  that  purpose.

     3.4  Additional  Members.  Except  to  the  extent  that  the provisions in
          -------------------
Article  10 shall have been complied with in connection with a Transfer pursuant
-----------
to  Article 9, no Person shall be admitted as a Member of the Company unless and
    ---------
until the following conditions have been satisfied:

          (a) the Board of Managers shall have consented in writing to the admission of such Person as a Member; and

          (b) such other instruments, documents, certificates and opinions as the Board of Managers deems necessary or desirable for admission for such Person, including a counterpart of or a joinder to this Agreement, shall have been executed and delivered.

     3.5  Units.  The  Interests  of  the  Members  in  the  Company  shall  be
          -----
represented by Units. The Board of Managers may, but is not required to, adopt forms of, and issue to Members, certificates representing the Units. The Units shall be deemed "securities" within the meaning of Section 8-103(c) of the Uniform Commercial Code.

     3.6  Management  Units.  The Board of Managers may from time to time in its
          -----------------
sole discretion (a) issue Units, or reserve Units to be issued upon the exercise of options granted, to employees, consultants, managers or independent contractors of the Company or its Affiliates, whether in connection with an investment by such Person or otherwise, and (b) issue options to purchase Units pursuant to the Company's Unit option plans or otherwise to employees, consultants, managers or independent contractors of the Company or its Affiliates, or other Persons the Board of Managers deems appropriate, all upon terms, conditions, vesting rights and consideration, if any, as the Board of Managers deems appropriate; provided, however, that the aggregate number of Units issued or reserved for options pursuant to this Section 3.6 shall at no time exceed 10,000 Units. The terms on
                 -----------
which  any  Units are issued pursuant to this Section 3.6 shall be determined by
                                              -----------
the  Board  of  Managers.

     3.7  Additional Units; Other Securities.  In addition to Units permitted to
          ----------------------------------
be  issued  under  Section  3.6, the Board of Managers, subject to the terms and
                   ------------
conditions  of  this Section 3.7, may issue additional Units after the Effective
                     -----------
Date to such Persons (including but not limited to the Members or their Affiliates) and for such consideration as the Board of Managers deems appropriate in accordance with and subject to the terms of this Agreement. The terms and conditions of any Units issued pursuant to this Section 3.7 shall be
                                                            -----------
determined by the Board of Managers and such Units may consist of one or more classes of Units possessing unique rights and preferences. The Board of Managers is also authorized to cause the issuance of any other type of security of the Company from time to time on terms and conditions established at the discretion of the Board of Managers. Such securities may specifically include, without limitation, unsecured and secured debt obligations of the Company, debt obligations of the Company convertible into Units, options or warrants to purchase any Units or any combination of any of the foregoing. The Board of Managers shall do all things necessary to comply with the Act and is authorized and directed to do all things it deems necessary or advisable in connection with any such future issuance of Units, including compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency.

          3.7.1  Preemptive Rights.  The Company hereby grants to each holder of
                 -----------------
     Units the preemptive right to purchase up to its pro rata share of New Securities (as defined in this Section 3.7.1) which the Company may, from
                                      -------------
     time to time, propose to sell and issue. A Unitholder's pro rata share, for purposes of this preemptive right, is the ratio of the number of Units owned by such Unitholder immediately prior to the issuance of New
     Securities, assuming exercise of any convertible securities, rights, options or warrants to acquire Units of the Company held by said holder, to the total number of Units outstanding immediately prior to the issuance of New Securities (minus any Units held by Management Members excluded pursuant to Section 3.7.1(e)), assuming exercise of all outstanding
                   -----------------
     convertible securities, rights, options and warrants to acquire Units of the Company.

          (a)  "New  Securities" shall mean any Units of the Company and rights,
                ---------------
               options or warrants to purchase such Units, and securities of any type whatsoever that are convertible into Units; provided that the term "New Securities" does not include (i) issuances pursuant
                         --------------
               to  Section  3.6;  (ii)  any  issuance of additional Units to all
                   ------------
               holders of Units as a distribution thereon, pro rata; (iii) any issuance of securities pursuant to the acquisition of a business entity or business segment of such business entity, in each case not Affiliated with the Company, by the Company by merger, consolidation, conversion, reorganization, purchase of shares, purchase of substantially all of the assets, or similar transaction; (iv) any issuance to vendors, customers, suppliers, universities, consultants, financial advisors or to other persons in similar commercial situations with the Company, in each case which are not Affiliated with the Company; (v) any issuance of securities in connection with obtaining lease or other debt financing or other borrowings, whether issued to a financial institution, lessor,  guarantor  or  any  other  Person (collectively, "Equity
                                                                          ------
               Kickers");  provided, however, with respect to the issuance of an
               -------
               Equity Kicker to a Member or its Affiliate, the foregoing exclusion to the definition of New Securities shall only apply if, in connection with a transaction to which Section 3.7.2
                                                                   -------------
               applies,  Section 3.7.2 has been complied with; (vi) any issuance
                         -------------
               in connection with partnering transactions, joint venture arrangements or acquiring a product or service in each case involving a party not Affiliated with the Company or any of its Members; (vii) issuance of securities upon the exercise or conversion of any security issued in compliance with Section 3.7;
                                                                    -----------
               and (viii) any right, option or warrant to acquire any security convertible into the securities included in subsections (i) through (vii) above.

          (b) In the event the Company proposes to undertake an issuance of New Securities, the Board of Managers shall give each holder of Units written notice of its intention describing the type of New Securities and their price and the general terms upon which the Company proposes to issue the same. Each such holder of Units shall have 30 days after any such notice is mailed to agree to purchase all or any portion of such Unitholder's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Board of Managers and stating therein the quantity of New Securities to be purchased.

          (c) In the event such holder of Units fails to exercise its preemptive right pursuant to Section 3.7.1(b) within said 30 day
                                             ----------------
               period, the Company shall have 120 days thereafter to sell the New Securities respecting which the Unitholder's preemptive right option set forth in this Section 3.7.1 was not exercised, at a
                                           -------------
               price and upon terms no more favorable to the purchasers thereof than specified in the Board of Managers' notice to Unitholders pursuant to Section 3.7.1(b). In the event the Company has not
                             -----------------
               sold the New Securities within such 120 day period, the Company shall not thereafter issue or sell any New Securities without first again offering such securities to the Unitholders in the manner provided in Section 3.7.1(b) above.
                                     -----------------

          (d) The preemptive right granted under this Agreement shall expire upon, and shall not be applicable to, any sale of Units of the Company to the public effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act.

        3.7.2  Loans,  Advances  and  Guarantees.
               ---------------------------------

          (a) In the event that the Board of Managers determines in its sole discretion that the Company requires funds, the Board of Managers shall be authorized, at any time and from time to time, to cause the Company to borrow additional funds sufficient for such purposes and upon such terms as the Board of Managers may deem appropriate. Moreover, the Board of Managers shall be authorized to permit one or more Members or their Affiliates to guaranty any such borrowed funds. In addition, the Board of Managers shall be authorized to issue Equity Kickers in connection with borrowing of funds or guarantees.

          (b) Any such loans and guarantees may be provided by third parties or by one or more Members or their Affiliates. Any loan or guaranty provided by a Member shall not be considered contributions to the capital of the Company and shall not increase the Capital Account of the lending or guarantying Member.

          (c) If the Board of Managers desires to request a loan or a several but not joint guaranty from the Members (or any Member or their Affiliates), it shall give the Members written notice of such request, which notice shall include, with respect to any loan, the amount, interest rate, priority and repayment terms with respect to other indebtedness of the proposed loan and, with respect to a several but not joint guaranty, the terms upon which such guaranty will be given (and in both cases details of any proposed Equity Kicker associated therewith). The Members shall have 30 days from receipt of such notice to elect to make all or a portion of the requested loan or a several but not joint guaranty (and receive a pro rata portion of the associated Equity Kicker) in the amounts mutually agreed upon by the Board of Managers and the participating Members. Unless otherwise agreed by the participating Members, any loan or a several but not joint guaranty made by the participating Members to the Company (and any associated Equity Kicker) will be made pro rata among the participating Members in accordance with their respective ownership of Units then outstanding. Notice of any such election to participate shall be given to the Board of Managers within such 30 day period; failure to timely respond shall be deemed to be a decision by a Member that it does not desire to participate in such guaranty, loan or advance. The interest accruing on any such resulting loan and the expenses of such loan or guaranty, including any origination fee, shall be paid and charged as an expense of the Company. For each loan made by a lending Member to the Company, the Company shall execute a note payable to the lending Member, upon the terms, priority with respect to other indebtedness and in the principal sum determined by the Board of Managers and the lending Member. For each guaranty made by a guarantying Member on behalf of the Company, the Company shall execute a reimbursement agreement in favor of the guarantying Members on the terms determined by the Board of Managers and the guarantying Members.

          (d) Notwithstanding the foregoing, Management Members shall not have the right to participate in the loans or guarantees contemplated in this Section 3.7.2, unless expressly so permitted by the Board
                       -------------
               of  Managers.

     3.8  Issuance  Notice.  The  Board  of  Managers  shall  promptly prepare a
          ----------------
revised  Schedule  I,  which  shall  be deemed to replace the old Schedule I and
         -----------                                              ----------
constitute an amendment of this Agreement approved by all of the Members, to reflect the issuance after the Effective Date of additional Units pursuant to
Section  3.6 or 3.7.  The Board of Managers shall give notice to all the Members
-------------------
promptly  after  the issuance of additional Units pursuant to Section 3.6 or 3.7
                                                              ------------------
informing the Members of such issuance or redemption and the revised number of Units issued and outstanding following such issuance, and enclosing a copy of
Schedule I hereto, as revised to reflect such transaction.  The revised Schedule
----------                                                              --------
I  shall also set forth Capital Contributions, if any, made in consideration for
-
such  Units.

     3.9  Preemptive  Rights.  Other  than  as  set  forth in this Agreement, no
          ------------------
Unitholder shall have any preemptive right with respect to (a) additional Capital Contributions to the Company, (b) the issuance or sale of Units or other interests in the Company, (c) the issuance of any obligation, evidence of indebtedness or other interest of or in the Company convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase or subscribe to, any Units, (d) the issuance or any right of subscription to, or right to receive, any warrant or option for the purchase of any Units, or (e) the issuance or sale of any other securities that may be issued or sold by the Company.

                                    ARTICLE 4
                                STATUS OF MEMBERS
                                -----------------

     4.1  Limited  Liability.  No  Member shall be bound by or personally liable
          ------------------
for the expenses, liabilities, or obligations of the Company arising in contract, tort or otherwise, each of which is solely an obligation of the Company. The Members shall not be required to make any additional contributions to the Company. In no event shall any Member be required to make up any deficit balance in such Member's Capital Account upon the liquidation of the Company or otherwise. Except as provided in this Agreement, no Members shall be personally liable, directly or indirectly, by way of indemnification, contribution, assessment, or otherwise for an obligation solely by reason of being or acting as a Member.

     4.2  Return  of  Distributions  of  Capital.  Except as otherwise expressly
          --------------------------------------
required by law, a Member, in its capacity as such, shall have no liability for obligations or liabilities of the Company in excess of (a) the amount of its Capital Contributions actually made to the Company, (b) its share of any assets and undistributed profits of the Company, and (c) to the extent required by the Act, the amount of any Distributions wrongfully distributed to it. Except as required by the Act, no Member shall be obligated by this Agreement to return any Distribution to the Company or pay the amount of any Distribution for the account of the Company or to any creditor of the Company. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Member is obligated to return or pay any part of any Distribution, the obligation shall be that of such Member alone and not of any Manager or any other Member. The amount of any Distribution returned to the Company by a Member or paid by a Member for the account of the Company or to a creditor of the Company shall be added to the account or accounts from which it was subtracted when it was distributed to the Member.

                                    ARTICLE 5
                    DESIGNATION, RIGHTS, AUTHORITIES, POWERS,
              RESPONSIBILITIES, AND DUTIES OF THE BOARD OF MANAGERS
              -----------------------------------------------------

     5.1  Management by Board of Managers.  Subject to the provisions of the Act
          -------------------------------
and any limitations in this Agreement as to action to be authorized or approved by the Members, all management powers over the business and affairs of the Company shall be exclusively vested in a board of managers (the "Board of
                                                                        --------
Managers").  Collectively,  members of the Board of Managers (each, a "Manager")
--------                                                               -------
shall constitute "managers" of the Company within the meaning of the Act. The Board of Managers on the Effective Date shall be the Persons set forth in
Exhibit 5.1 hereto.  The Board of Managers may delegate certain of its powers to
-----------
officers  (the "Officers"), who shall be agents of the Company.  The Members, by
                --------
virtue of their status as members of the Company, shall not have any management power over the business and affairs of the Company or actual or apparent authority to enter into contracts on behalf of, or to otherwise bind, the Company. Except as otherwise specifically provided in this Agreement, the authority and functions of the Board of Managers and of the Officers shall be identical to the authority and functions of the board of directors and officers, respectively, of a corporation organized under the Delaware General Corporation Law. Thus, except as otherwise specifically provided in this Agreement, the business and affairs of the Company shall be managed under the direction of the Board of Managers, and the day-to-day activities of the Company shall be conducted on the Company's behalf by the Officers. In addition to the powers that now or hereafter can be granted to managers under the Act and to all other powers granted under any other provision of this Agreement, the Board of Managers (subject to Section 5.2 of this Agreement) and the Officers (subject to
                     -----------
Section  5.3 of this Agreement and the direction of the Board of Managers) shall
------------
have full power and authority to do all things on such terms as they, in their Sole Discretion, may deem necessary or appropriate to conduct, or cause to be conducted, the business and affairs of the Company.

     5.2  Board  of  Managers.
          -------------------

          (a)  Number  and  Term.
               -----------------

          The Board of Managers shall consist of a number of Managers determined by a Majority Interest from time to time; provided; that the Board of Managers may not consists of less than three Managers. Managers need not be Members. Except as otherwise provided in Section 5.2(d), each Manager shall be elected at
                                --------------
the annual meeting of the Members, and the individuals receiving the most votes at such meeting shall be elected. No decrease in the number of Managers shall have the effect of shortening the term of office of any incumbent Manager.

          (b)  Chairman.
               --------

          The Board of Managers shall select one Manager to serve as the Chairman of the Board of Managers, and the Board of Managers shall elect one other Manager to be the Vice Chairman. The Chairman shall preside at all meetings of the Members and the Board of Managers. The Vice Chairman shall perform all the duties of the Chairman in the absence or disability of the Chairman. The Chairman and Vice Chairman shall have such other powers and perform such other duties as may be prescribed from time to time by the Board of Managers.

          (c)  Quorum  and  Manner  of  Action.
               -------------------------------

          At all meetings of the Board of Managers, a majority of the total number of Managers shall constitute a quorum for the transaction of business; and the act of a majority of the Managers present at any meeting at which there is a quorum shall be the act of the Board of Managers, except as otherwise provided by Law or this Agreement. If at any meeting of the Board of Managers there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at such adjourned meeting. Attendance by a Manager at a meeting shall constitute a waiver of notice of such meeting except where a Manager attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          (d)  Vacancies.
               ---------

          Except as otherwise provided by law or this Agreement, in the case of any increase in the authorized number of Managers or of any vacancy in the Board of Managers, however created, the additional Manager or Managers may be elected or, as the case may be, the vacancy or vacancies may be filled by majority vote of the Managers remaining on the whole Board of Managers although less than a quorum, or by a sole remaining Manager. Any Manager elected or chosen as provided herein shall serve until the first to occur of (i) the expiration of the term to which such Manager is elected or appointed, (ii) the election and qualification of the Manager's successor, or (iii) the Manager's resignation or removal.

          (e)  Resignations.
               ------------

          A Manager may resign at any time upon written notice of resignation to the Company. Any resignation shall be effective immediately unless a certain effective date is specified therein, in which event it will be effective upon such date and acceptance of any resignation shall not be necessary to make it effective.

          (f)  Removals.
               --------

          Any Manager or the entire Board of Managers may be removed, with or without cause, and another person or persons may be elected to serve for the remainder of his or their term by a Majority Interest. In case any vacancy so created shall not be filled by the

     Members, such vacancy may be filled by the remaining Managers as provided in Section 5.2(d).
     -----------------

          (g)  Annual  Meetings.
               ----------------

          The annual meeting of the Board of Managers shall be held, if a quorum be present, for the purpose of organization and transaction of any business that might be transacted at a regular meeting thereof, and no notice of such meeting shall be necessary. If a quorum is not present, such annual meeting may be held at any other time or place that may be specified in a notice given in the manner provided in Section 5.2(i) for special meetings
                                             --------------
     of the Board of Managers or in a waiver of notice thereof.

          (h)  Regular  Meetings.
               -----------------

          Regular meetings of the Board of Managers may be held without notice at such places and times as shall be determined from time to time by resolution of the Board of Managers. Except as otherwise provided by law or this Agreement, any business may be transacted at any regular meeting of the Board of Managers.

          (i)  Special  Meetings.
               -----------------

          Special meetings of the Board of Managers may be called by the Chief Executive Officer, or shall be called by the Secretary on the written request of any Manager stating the purpose or purposes of such meeting.
     Notices of special meetings shall be given to each Manager not later than three days before the day the meeting is to be held. No notice of any meeting need be given to any Manager who files a written waiver of notice thereof with the Secretary either before or after the meeting. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in any notice or written waiver of notice, unless so required by this Agreement. Except as otherwise provided by Law or this Agreement, any and all business may be transacted at a special meeting.

          (j)  Organization  of  Meetings.
               --------------------------

          At any meeting of the Board of Managers, business shall be transacted in such order and manner as the Chairman may from time to time determine.

          (k)  Place  of  Meetings.
               -------------------

          The Board of Managers may hold their meetings at any office or offices of the Company, or at any other place as they may from time to time by resolution determine.

          (l)  Compensation  of  Managers;  Reimbursement  of  Expenses.
               --------------------------------------------------------

          The Managers shall not receive any compensation for their services. Managers shall be reimbursed by the Company for their reasonable traveling, food, lodging and other expenses incurred in attending meetings in accordance with policies approved from time to time by the Board of Managers.

          (m)  Action  by  Written  Consent.
               ----------------------------

          Unless otherwise restricted by Law or this Agreement, any action required or permitted to be taken at any meeting of the Board of Managers may be taken without a meeting if the required number of such Managers consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Managers. If any action is taken by written consent to which less than all of the Managers have consented, the consenting Managers shall promptly provide notice of such action to the other Managers.

          (n)  Participation  in  Meetings  by  Telephone.
               ------------------------------------------

          The Managers may participate in a meeting of the Board of Managers by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting in such manner shall constitute presence in person at such meeting.

     5.3  Officers;  Agents.  The Board of Managers by resolution or vote of the
          -----------------
Board of Managers shall have the power to appoint agents (who may be referred to as officers) to act for the Company with such titles, if any, as the Board of Managers deems appropriate and to delegate to such officers or agents such of the powers as are granted to the Board of Managers hereunder, including the power to execute documents on behalf of the Company, as the Board of Managers may in its sole discretion determine. The officers or agents so appointed may include persons holding titles such as Chief Executive Officer, President, Executive Vice President, Vice President, Chief Operating Officer, Chief
Financial Officer, Treasurer or Controller. Unless the authority of the agent designated as the officer in question is limited in the document appointing such officer or is otherwise specified by the Board of Managers, any officer so appointed shall have the same authority to act for the Company as a corresponding officer of a Delaware corporation would have to act for a Delaware corporation in the absence of a specific delegation of authority and as more specifically set forth herein; provided, however, that unless such power is specifically delegated to the officer in question either for a specific transaction or generally, no such officer shall have the power to lease or acquire real property, to borrow money, to issue notes, debentures, securities, equity or other interests of or in the Company, to make investments in (other than the investment of surplus cash in the ordinary course of business) or to acquire securities of any Person, to give guarantees or indemnities, to merge, liquidate or dissolve the Company or to sell or lease all or any substantial portion of the assets of the Company. The Board of Managers, in its sole discretion, may by vote or resolution of the Board of Managers ratify any act previously taken by an officer or agent acting on behalf of the Company.

          5.3.1  Officers.  Officers and agents of the Company, if any, shall be
                 --------
     appointed by the Board of Managers from time to time in its discretion. An officer may be but none need be a Member or Manager. Any two or more offices may be held by the same person. Any officer may be required by the Board of Managers to secure the faithful performance of the officer's duties to the Company by giving bond in such amount and with sureties or otherwise as the Board of Managers may determine.

          5.3.2  Designations  and  Delegations.  Officers  may be designated by
                 ------------------------------
     the Board of Managers at any time. At any time or from time to time the Board of Managers may delegate to any officer their power to elect or appoint any other officer or any agents.

          5.3.3  Tenure.  Each  officer  shall  retain  its  authority  at  the
                 ------
     pleasure of the Board of Managers, or the officer by whom such officer was appointed or by the officer who then holds agent appointive power.

          5.3.4  Resignation;  Removal;  Vacancies.  Any  officer  or  agent may
                 ---------------------------------
     resign by delivering a written letter of resignation to the Chairman, if any, the President, the Secretary or to the Board of Managers, which resignation shall not require acceptance and, unless otherwise specified in the letter of resignation, shall be effective upon receipt. The Board of Managers or the officer appointing the officer or agent may remove any officer or agent at any time without giving any reason for such removal and no officer or agent shall be entitled to any damages by virtue of such officer's removal from office or such position as agent. If any office becomes vacant, the position may be filled by the Board of Managers or in such other manner as the officer in question was appointed.

          5.3.5  President  and  Vice  Presidents.  Unless the Board of Managers
                 --------------------------------
     otherwise specifies, the President shall be the chief executive officer and shall have direct charge of all business operations of the Company and, subject to the control of the Board of Managers, shall have general charge and supervision of the business of the Company. Any vice presidents shall have duties as shall be designated from time to time by the Board of Managers or the President.

          5.3.6  Treasurer  and  Assistant  Treasurers.  Unless  the  Board  of
                 -------------------------------------
     Managers otherwise specifies, the Treasurer shall be the chief financial officer of the Company and shall be in charge of its funds and valuable papers, and shall have such other duties and powers as may be designated from time to time by the Board of Managers or the President. Any Assistant Treasurers shall have such duties and powers as shall be designated from time to time by the Board of Managers, the President or the Treasurer.

          5.3.7  Secretary  and  Assistant  Secretaries.  The  Secretary  shall
                 --------------------------------------
     record all proceedings of the Members and the Board of Managers in a book or series of books to be kept therefor and shall file therein all actions by written consent of the Board of Managers. In the absence of the Secretary from any meeting, an Assistant Secretary, or if there be none or no Assistant Secretary is present, a temporary secretary chosen at the meeting, shall record the proceedings thereof. The Secretary shall keep or cause to be kept records, which shall contain the names and record addresses of all Members. The Secretary shall have such other duties and powers as may from time to time be designated by the Board of Managers or the President. Any Assistant Secretaries shall have such duties and powers as shall be designated from time to time by the Board of Managers, the President or the Secretary.

     5.4  Right  of  Third  Parties  to  Rely on Authority of Board of Managers.
          ---------------------------------------------------------------------
Notwithstanding any other provision of this Agreement to the contrary, no lender or purchaser of Company assets shall be required to verify any representation by the Board of Managers or any officer of the Company duly authorized by resolution of the Board of Managers as to the extent of the interest in the assets of the Company which the Board of Managers is entitled to encumber, sell or otherwise use, and any such lender or purchaser shall be entitled to rely exclusively on the representations of the Board of Managers or any officer of the Company duly authorized by resolution of the Board of Managers as to its individual authority to enter into such financing or sale arrangements and shall be entitled to deal with the Board of Managers or any officer of the Company duly authorized by resolution of the Board of Managers as if they were the sole party in interest therein both legally and beneficially.

     5.5  Certain  Limitations  on  Board  of  Managers  and Members Activities.
          ---------------------------------------------------------------------

          5.5.1  Unanimous  Consent  Required.  Notwithstanding any provision in
                 ----------------------------
     this Agreement to the contrary, the Board of Managers and Members shall not do any of the following, and none of the following shall be an act of the Board of Managers or the Members, without, in each instance, obtaining the consent of all of the Members:

          (a) effect or cause to be effected any Transfer (including any indirect Transfer by way of a Sale of the Company) of the Incentive Distribution Rights (as defined in the First Amended and Restated Agreement of Limited Partnership of Rio Vista Energy Partners L.P.) owned or subsequently acquired by the Company; and

          (b)  take  any action to amend or modify any of the provisions of this
               Section 5.5.1 or any other provision of this Agreement that would
               -------------
               affect  the  provisions,  applicability or effect of this Section
                                                                         -------
               5.5.1  in  any  way.
               -----

          5.5.2  Supermajority  Consent  Required.  The  Board of Managers shall
                 --------------------------------
     not do any of the following without, in each instance, obtaining the consent of the Members holding 75% of the Units:

          (a)  do  any  act  in  contradiction  of  this  Agreement;

          (b) do any act which would make it impossible to carry on the ordinary business of the Company (except for a disposition of Company assets);

          (c)  confess  a  judgment  against  the  Company;  or

          (d) possess Company assets, or assign the rights in specific Company assets for other than a Company purpose.

     5.6  Transactions with the Members or Affiliates.  The Company is expressly
          -------------------------------------------
permitted to enter into transactions, agreements or modifications to transactions or agreements with any Member or any Affiliates thereof or of the Company, provided that such transactions, agreements or modifications to transactions or agreements are (a) on terms taken as a whole not less favorable to the Company than the terms taken as a whole which could reasonably be obtained (as determined in good faith by the Board of Managers) from an unrelated party, or (b) approved by the affirmative vote of a majority of the disinterested members of the Board of Managers, even though the disinterested members may not constitute a quorum.

     5.7  Specific Limitations.  Except as provided in this Agreement, no Member
          --------------------
shall have the right or power to: (a) withdraw or reduce its Capital Contribution except as provided by law, (b) make voluntary Capital Contributions or contribute any property to the Company other than cash, (c) bring an action for partition against the Company or any Company assets, (d) cause the termination and dissolution of the Company, or (e) upon the return of its Capital Contribution require that property other than cash be distributed in return for its Capital Contribution. Each Member hereby irrevocably waives any and all rights that it may have to maintain an action for partition of any of the Company's property. Except as otherwise set forth in this Agreement, no Member shall have priority over any other Member either as to the return of its Capital Contribution or as to Net Profit, Net Loss, or Distributions. Other than upon the termination and dissolution of the Company as provided by this Agreement, there has been no time agreed upon when or if all or any portion of the Capital Contribution of any Member will be returned.

     5.8  Meetings  of  Members.
          ---------------------

          (a)  Annual  Meetings.
               ----------------

          Annual meetings of the Members may be held on such date and at such time as shall be determined by the Board of Managers. Notice of the establishment of such annual meeting, and of any amendments thereto, shall be given to each Member at least 10 Days prior to the next annual meeting. No other notices of such annual meetings need be given.

          (b)  Special  Meetings.
               -----------------

          Special meetings of the Members may be called by any Member. Any such meeting shall be held on such date and at such time as the Member calling such meeting shall specify in the notice of the meeting, which shall be delivered to each other Member at least 10 Days prior to such meeting. Neither the business to be transacted at, nor the purpose of, such special meeting need be specified in the notice (or waiver of notice) of such meeting.

          (c)  Quorum.
               ------

          A Majority Interest (represented either in person or by proxy) shall constitute a quorum for the transaction of business at any meeting of the Members. With respect to any matter, except any matter requiring the consent of all the Members under Section 5.5.1, an act of a Majority
                                            --------------
     Interest shall be the act of the Members. Each Member may, with respect to any vote, consent or approval that he is entitled to grant pursuant to this Agreement, grant or withhold such vote, consent or approval in his Sole Discretion.

          (d)  Place  of  Meeting.
               ------------------

          Any meeting of the Members shall be held at the principal place of business of the Company, unless the notice of such meeting specifies a different place.

          (e)  Waiver  of  Notice  Through  Attendance.
               ---------------------------------------

          Attendance of a Member at any meeting shall constitute a waiver of notice of such meeting, except where such Member attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          (f)  Proxies.
               -------

          A Member may vote at any meeting by a written proxy executed by that Member and delivered to another Member. A proxy shall be revocable unless it is stated to be irrevocable.

          (g)  Action  by  Written  Consent.
               ----------------------------

          Any action required or permitted to be taken at such meeting may be taken without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by a Majority Interest. The Company shall give prompt written notice to the non-consenting Members of any action of Members taken by less than unanimous written consent of the Members.

          (h)  Meetings  by  Telephone.
               -----------------------

          The Members may participate in and hold any meeting by means of conference telephone, video conference or similar communications equipment by means of which all Persons participating in the meeting can hear each other.

                                    ARTICLE 6
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS
                     --------------------------------------

     6.1  Books and Records.  The Company shall maintain at its principal office
          -----------------
all  of  the  following:

          (a) a current list of the full name and last known address of each Member together with information regarding the amount of cash and a description and the Book Value of any other property or services contributed by each Member and which each Member has agreed to contribute in the future, and the date on which each Member became a Member of the Company;

          (b) a copy of the Certificate and this Agreement, including any and all amendments to either thereof, or any amendments that have been executed;

          (c) copies of the Company's federal, state, and local income tax or information returns and reports, if any, for each taxable year after the Effective Date, provided that the Company need not retain any such records for more than four fiscal years;

          (d) the financial statements of the Company for each Fiscal Year after the Effective Date, provided that the Company need not retain any such records for more than four fiscal years; and

          (e) the Company's books and records for each Fiscal Year after the Effective Date, provided that the Company need not retain any such records for more than four fiscal years.

     6.2  Delivery  to Member, Inspection, etc.  Upon the request of any Member,
          -------------------------------------
for any purpose reasonably related to such Member's interest as a Member of the Company, the Board of Managers shall cause to be delivered to the requesting Member, at the expense of the Company, a copy of the information required to be maintained by clauses (a) through (e) of Section 6.1. A Member upon reasonable
                                          -----------
request may inspect at the Company's offices the Company's books and records during reasonable business hours.

     6.3  Financial  Statements.  The  Board  of  Managers  shall cause books of
          ---------------------
account to be maintained reflecting the operations of the Company on an annual basis and shall cause to be prepared for and delivered to the Members at least annually, at the Company's expense, financial statements of the Company prepared in accordance with generally accepted accounting principles.

     6.4  Filings.  At  the  Company's expense the Board of Managers shall cause
          -------
the income tax returns for the Company to be prepared and timely filed with the appropriate authorities and to have prepared and to furnish to each Member such information with respect to the Company as is necessary to enable the Members to prepare their federal and state income tax returns. The Board of Managers, at the Company's expense, shall also cause to be prepared and timely filed, with appropriate federal and state regulatory and administrative bodies, all reports required to be filed by the Company with those entities under then current applicable laws, rules, and regulations. The reports shall be prepared on the accounting or reporting basis required by the regulatory bodies.

     6.5  Nondisclosure.  Each Member agrees that, except as otherwise consented
          -------------
to by the Board of Managers, all nonpublic information furnished to it pursuant to this Agreement or otherwise with respect to the Company will be kept confidential and will not be disclosed by such Member, or by any of its agents, representatives, or employees, in any manner whatsoever, in whole or in part, except that (a) each Member shall be permitted to disclose such information to those of its agents, representatives, and employees who need to be familiar with such information in connection with such Member's investment in the Company and who are charged with an obligation of confidentiality, (b) each Member shall be permitted to disclose such information to financial institutions, investment bankers and prospective purchasers and capital investors, (c) each Member shall be permitted to disclose such information to its partners and stockholders or to prospective purchasers or Assignees of its Units so long as each of them agree to keep such information confidential on the terms set forth herein, (d) each Member shall be permitted to disclose information to the extent required by law, so long as such Member shall have first afforded the Company with a reasonable opportunity to contest the necessity of disclosing such information, and (e) each Member shall be permitted to disclose information to the extent necessary for the enforcement of any right of such Member arising under this Agreement.

                                    ARTICLE 7
                DISTRIBUTIONS AND ALLOCATIONS OF PROFIT AND LOSS
                ------------------------------------------------

     7.1  Board  of  Managers'  Determination.  The Board of Managers shall have
          -----------------------------------
the sole authority to determine the timing and the aggregate amount of any Distributions to Members.

     7.2  Distributions.  Subject to Section 7.1, Distributions from the Company
          -------------              -----------
to  its  Members  shall  be  made  as  follows:

          7.2.1 If the Company expects that as of the end of any Tax Estimation Period the Company will have Adjusted Taxable Income, then the Company shall distribute to each Member on or before the 15th day after the end of the Tax Estimation Period cash in an amount equal to the Company's estimate of the Adjusted Taxable Income allocable to each such Member during such Tax Estimation Period multiplied by the Combined Effective Marginal Tax Rate. On or before April 15th of each year the Company shall adjust the distributions pursuant to this Section 7.2.1 with respect to the previous
                                      -------------
     Fiscal Year to conform with the Company's income tax returns for such Fiscal Year. Tax Distributions made pursuant to this Section 7.2.1 shall
                                                             -------------
     not  be  deemed to constitute an advance against any distributions provided for  in  Section  7.2.2  below.  In  the  event  that the proportion of the
              --------------
     Company's Adjusted Taxable Income allocable to a Member is greater than the proportion of the Company's Net Profit or Net Loss allocable to the Member for the same period, the Tax Distributions to such Member shall reflect the Adjusted Taxable Income allocable to that Member and the Tax Distributions to the other Members shall be adjusted so that Tax Distributions under this
     Section 7.2.1  are  made  in  proportion  to  Unit  ownership.
     -------------

          7.2.2 The Company shall make all remaining Distributions to the holders of Units in proportion to their Unit ownership.

     7.3  No Violation.  Notwithstanding any provision to the contrary contained
          ------------
in this Agreement, the Company, and the Board of Managers on behalf of the Company, shall not be required to make a Distribution to any Member on account of its interest in the Company if such Distribution would violate applicable law.

     7.4  Withholding.  All  amounts  withheld  pursuant  to  the  Code  or  any
          -----------
provision of any state, local or foreign tax law with respect to any payment, distribution, or allocation to the Company shall be treated as amounts paid to the Company. Such amounts shall in turn be allocated to and treated as distributed to the Members for all purposes under this Agreement. The Board of Managers is authorized to withhold from Distributions to the Members and to pay over to the appropriate federal, state, local or foreign government any amounts required to be so withheld. The Board of Managers shall allocate any such amounts to the Members in respect of whose Distribution or allocation the tax was withheld and shall treat such amounts as actually distributed to such Members.

     7.5  Property  Distributions.  If  any  assets  of  the  Company  shall  be
          -----------------------
distributed in kind pursuant to this Article 7, such assets shall be distributed
                                     ---------
to the Members entitled thereto in the same proportions as the Members would have been entitled to cash Distributions. The amount by which the Fair Market Value of any property to be distributed in kind to the Members exceeds or is less than the Book Value of such property shall, to the extent not otherwise recognized by the Company, be taken into account in determining Net Profit and Net Loss and determining the Capital Accounts of the Members as if such property had been sold at its Fair Market Value immediately prior to the Distribution.

     7.6  Allocations  of  Net  Profit  or  Net Loss.  Subject to Section 7.7.2,
          ------------------------------------------              --------------
7.7.3  and  7.7.4  hereof,  the  Net  Profit or Net Loss of the Company shall be
-----------------
allocated among the Members so as to ensure, to the extent possible, that the Capital Accounts of the Members as of the end of each Fiscal Year reflect the aggregate Distributions that the Members would be entitled to receive if all of the assets of the Company were sold for their Book Values and the proceeds were distributed as of the end of such Fiscal Year in accordance with Section 7.2.2.
                                                                  -------------

     7.7  Other Capital Account and Income Tax Adjustments.  Prior to making the
          ------------------------------------------------
allocations  of  Net  Profit  or Net Loss for the Fiscal Year in accordance with
Section  7.6  hereof,  the  Board of Managers shall allocate income, gain, loss,
------------
deduction and credit (and items thereof) in accordance with the provisions of this Section 7.7 to the extent required by the Code and applicable Regulations.
      -----------

          7.7.1  Certain  Contributions  of  Property.  In  the event there is a
                 ------------------------------------
     difference between the Book Value at which any property is accepted as a contribution to the capital of the Company (or deemed accepted pursuant to Regulation Section 1.704-1 (b)(2)(iv)(g)) and the adjusted tax basis of such property to the Company, the Board of Managers shall, solely for federal income tax purposes (and not for purposes of allocating Net Profit or Net Loss under Section 7.6 or computing Net Profit or Net Loss),
                           ------------
     specially allocate the income, gain, loss and deduction attributable to such property to the extent required by Section 704(c) of the Code or any applicable Regulations under Code Section 704(b) or 704(c) using the traditional method under Regulation Section 1.704-3(b).

          7.7.2  Certain  Adjustments.  To  the extent that an adjustment to the
                 --------------------
     adjusted tax basis of any Company asset is required pursuant to Section 732(d), Section 734(b) or Section 743(b) of the Code, adjustments to the Capital Accounts shall be made as required pursuant to Regulation Section 1.704-1(b)(2)(iv)(m).

          7.7.3  Nonrecourse  Deductions;  Member  Nonrecourse  Deductions;
                 ----------------------------------------------------------
     Qualified  Income  Offset,  etc. There are hereby included in the Agreement
     --------------------------------
     such provisions governing the allocation of taxable income, gain, loss, deduction and credit (and items thereof) determined under the Code as may be necessary to provide that the Company's allocation provisions contain a so-called "Qualified Income Offset" and comply with all provisions relating to the allocation of so-called "Nonrecourse Deductions" and "Member Nonrecourse Deductions" and the chargeback thereof as set forth in the Regulations under Section 704(b) of the Code; provided, however, that the incorporation of such provisions shall affect only the computation of taxable net income and loss and the allocation thereof as between Members and shall not otherwise affect the amount or timing of any distribution of cash or property to any Member provided for in this Agreement. Allocations of Nonrecourse Deductions shall be made ratably among the Members in accordance with the number of Units held by the Members. Allocations of Member Nonrecourse Deductions shall be made in accordance with Regulation Section 1.704-2(i).

          7.7.4  Limitation  on  Loss  Allocation.  Notwithstanding  any  other
                 --------------------------------
     provision of this Agreement to the contrary, no item of loss or deduction of the Company shall be allocated to any Member if such allocation would cause such Member to have an Adjusted Capital Account Deficit or would increase such Member's Adjusted Capital Account Deficit. Such loss shall be allocated among the Members in accordance with their interest in the Company as determined under Regulation Section 1.704-1(b)(3); provided, however, that the Board of Managers will notify the Members of any material loss allocation required under this sentence at least 30 days prior to the date on which any Company return is filed reporting such loss and will provide the Members with the proposed allocation and supporting calculations, all in reasonable detail.

     7.8  Changes  in  Members' Units.  If during any Fiscal Year of the Company
          ---------------------------
there is a change in any Member's Units in the Company, the Board of Managers shall confer with the tax advisors to the Company and, in conformity with such advice, allocate the Net Profit or Net Loss to the Members so as to take into account the varying interests of the Members in the Company in a manner that complies with the provisions of Section 706 of the Code and the Regulations thereunder.

     7.9  Adjustment  of  Capital  Accounts.  Unless the Board of Managers shall
          ---------------------------------
determine otherwise, the Book Values of all the Company's assets shall be adjusted to equal their respective gross fair market values, as determined by the Board of Managers (and the Capital Accounts of the Members shall be adjusted accordingly), as of the following times: (a) the acquisition of additional Units by any new or existing Member in exchange for more than a de minimis additional Capital Contribution, services rendered or to be rendered or the exercise of an option to acquire such Units; (b) the distribution by the Company to a Member of more than a de minimis amount of assets of the Company as consideration for Units; and (c) the liquidation of the Company; provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the Board of Managers reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company.

     7.10 Allocations  for  Tax  and  Section  704(b) Book  Purposes.  Except as
          ----------------------------------------------------------
otherwise provided herein, any allocation, for purposes of maintaining Capital Accounts, to a Member for a Fiscal Year or other period of a portion of Net Profit or Net Loss (or of a specially allocated item) shall be determined to be an allocation to that Member of the same proportionate part of each item of income, gain, loss, deduction or credit, as the case may be, as is earned, realized or available by or to the Company for federal income tax purposes.

     7.11 Interpretation.  It  is  the intent of the Members that the provisions
          --------------
hereof relating to each Member's distributive share of income, gain, loss, deduction and credit (and items thereof) shall comply with the provisions of Sections 704(b), 704(c), 706 and other relevant provisions of the Code and the applicable Regulations. In furtherance of the foregoing, the

Board of Managers is hereby directed to resolve any ambiguity in the provisions of this Agreement in a manner that will preserve and protect the allocations provided for in this Article 7 for federal income tax purposes and, subject to
                       ---------
the last sentence hereof, to adopt such curative provisions to this Article 7 as
                                                                    ---------
the Board of Managers may deem necessary or appropriate. In the event of any dispute, the decision of the independent tax counsel employed by the Company shall be final. Notwithstanding the foregoing, no Member shall have the right to require or compel any distribution of cash or property not authorized or provided for by the provisions of this Agreement and the Board of Managers shall not have the right to alter any distribution of cash or property provided for by the provisions of this Agreement on the ground that such action is necessary to cause the provisions hereof to conform to the provisions of the Regulations.

                                    ARTICLE 8
                               TAX MATTERS MEMBER
                               ------------------

     8.1  Tax  Matters Member.  Unless and until another Member is designated as
          -------------------
the tax matters member by the Board of Managers, Penn Octane Corporation shall be the tax matters member of the Company as provided in the Regulations under Code Section 6231 and any analogous provisions of state law and in such capacity is referred to as the "Tax Matters Member".
                            --------------------

     8.2  Certain  Authorizations.  The  Tax  Matters Member shall represent the
          -----------------------
Company, at the Company's expense, in connection with all examinations of the Company's affairs by tax authorities including any resulting administrative or judicial proceedings.

     8.3  Indemnity  of  Tax  Matters  Member.  The  Company shall indemnify and
          -----------------------------------
reimburse the Tax Matters Member for all expenses (including legal and accounting fees) incurred as Tax Matters Member pursuant to this Article 8 in
                                                                    ---------
connection with any administrative or judicial proceeding with respect to the tax liability of the Members as long as the Tax Matters Member has determined in good faith that its course of conduct was in, or not opposed to, the best interest of the Company. The payment of all such expenses shall be made before any Distributions are made to the Members. The taking of any action and the incurring of any expense by the Tax Matters Member in connection with any such proceeding, except to the extent provided herein or required by law, is a matter in the sole discretion of the Tax Matters Member and the provisions on limitations of liability of the Tax Matters Member, and indemnification set forth in Article 12 shall be fully applicable to the Tax Matters Member in its
           ----------
capacity  as  such.

     8.4  Notices  to  Tax Matters Member.  Any Member that receives a notice of
          -------------------------------
an administrative proceeding under Code Section 6233 relating to the Company shall promptly notify the Tax Matters Member of the treatment of any Company item on such Member's federal income tax return that is or may be inconsistent with the treatment of that item on the Company's return. Any Member that enters into a settlement agreement with the Secretary with respect to any Company item shall notify the Tax Matters Member of such agreement and its terms within 60 days after its date.

                                    ARTICLE 9
                                TRANSFER OF UNITS
                                -----------------

     9.1  Transfer  by  Members.
          ---------------------

          9.1.1  Except  as  permitted  by Section 9.3, no Member shall Transfer
                                           -----------
     all or any part of the economic or other rights that comprise its Units and no Assignee shall Transfer any portion of its Economic Interest unless such Transfer is first approved by the Board of Managers, which approval may be given or refused in the sole and absolute discretion of the Board of Managers.

          9.1.2  Notwithstanding Section 9.1.1, but subject to the provisions of
                                 -------------
     Sections  9.1.4,  9.1.5  and  9.3,  a  Member who is an individual shall be
     ---------------------------------
     entitled to Transfer all or any portion of its Units to a trust for the benefit of such Member or a Member of the immediate family of such Member (herein referred to as a "Permitted Transferee") so long as the Person
                                    --------------------
     controlling such trust is satisfactory to the Board of Managers, provided that the Permitted Transferee in question shall not be admitted as a Member of the Company, but shall remain an Assignee with respect to the interest transferred unless admitted as a Member pursuant to Article 10.
                                                                 -----------

          9.1.3 Any holder of Units may pledge such Units to any bank or other financial institution to secure any debt of the Company to such bank or financial institution for borrowed money; provided, however, that no such pledge may be made unless such pledge is first approved by the Board of Managers, which approval may be given or refused in the sole and absolute discretion of the Board of Managers.

          9.1.4 No Transfer (including a Transfer to a Permitted Transferee) of all or any part of a Member's Units or an Assignee's Economic Interest may
be made pursuant to Section 9.1 or Section 9.3 hereof unless and until the Board
                    -----------    -----------
of Managers shall have received all of the following (to the extent applicable to the proposed Transfer):

          (a) if requested by the Board of Managers, an opinion of responsible counsel (who may be counsel for the Company), satisfactory in form and substance to the Board of Managers to the effect that:

               (i) such Transfer would not violate the Securities Act or any state securities or blue sky laws applicable to the Company or the Units to be transferred;

               (ii) such Transfer would not cause the Company to be considered a publicly traded partnership under Section 7704(b) of the Code;

               (iii) such Transfer would not cause the Company to lose its status as a partnership for federal income tax purposes;

               (iv) such Transfer would not require the Company or the Board of Managers to register as an investment adviser under the Investment Advisers Act of 1940, as amended, or to register as an investment company under the Investment Company Act of 1940, as amended; and

               (v) such Transfer would not cause a termination of the Company for federal income tax purposes; and

          (b) the agreement in writing of such Assignee to comply with all of the terms and provisions of this Agreement and the grant of the power of attorney set forth in Section 15.4.
                                                    -------------

         9.1.5 Each  Member  hereby  severally  agrees  that:

          (a) it will not transfer all or any part of its Units in the Company except as permitted by this Agreement;

          (b) in no event shall all or any part of a Unit be transferred to a minor or an incompetent except in trust or pursuant to the Uniform Gifts to Minors Act; and

          (c) it will pay all reasonable expenses, including attorneys' fees, incurred by the Company in connection with such Transfer.

          9.1.6 A transferee of Units or an Economic Interest shall not be admitted as a Member of the Company, but shall remain an Assignee with respect to the Units or Economic Interest transferred unless and until admitted as a Member pursuant to Article 10. Unless a transferee is
                                            -----------
     admitted as a Member of the Company pursuant to Article 10, the Transfer of
                                                     ----------
     all of a Member's interest in the profits, losses and capital of the Company shall not cause such Member to cease to be a Member of the Company.

          9.1.7  Any  Transfer in contravention of any of the provisions of this
     Article  9  shall  be  void  and  of  no  effect, and shall not bind nor be
     ----------
     recognized  by  the  Company.

          9.1.8 In the event of a Transfer or the admission of any Assignee as a Member of the Company, the Board of Managers shall promptly prepare a revised Schedule I, which shall be deemed to replace the old Schedule I and
             ----------                                           ----------
     constitute an amendment of this Agreement approved by all of the Members, to reflect such Transfer or admission, as the case may be, and shall promptly  send  a  copy  of  such  revised  Schedule  I  to  all  Members.
                                                 -----------

     9.2  Assignees.  If  the  provisions  of  this Article 9 have been complied
          ---------                                 ---------
with, an Assignee shall be entitled to receive all distributions of cash or other property from the Company, and to be allocated Net Profit and Net Loss and items of taxable income, deduction, gain, loss or credit attributable to the Economic Interest assigned to the Assignee from and after the effective date of the Transfer; shall succeed to the portion of the Capital Account of the transferor as of the effective date of the Transfer attributable to the Economic Interest which was transferred; and shall have the right to receive a copy of the financial statements and tax information required herein to be provided to all Members. An Assignee shall have no rights of a Member, including without limitation the right to vote as a Member on matters set forth herein or in the Act, which rights of a Member shall continue to be held by the Member from whom the

Economic Interest derives, unless and until such Assignee is admitted as a Member pursuant to the provisions of Article 10. The Economic Interest of an
                                        ----------
Assignee shall be subject to all of the restrictions and limitations to which the Units from which the Economic Interest was transferred and to which the Member holding such Units are subject. The Company and Board of Managers shall be entitled to treat the transferor of the Economic Interest transferred to the Assignee as the absolute owner in all respects, and shall incur no liability for Distributions, allocations of Net Profit or Net Loss, or transmittal of reports and notices required to be given to the Assignee that are made in good faith to the transferor Member until the effective date of the Transfer. Unless otherwise agreed by the Board of Managers, the effective date of the Transfer shall be the first day of the calendar month following the month in which the
Board of Managers has received all documents with respect to such Transfer required by Section 9.1.4 and an executed instrument of assignment in compliance
            -------------
with  this  Article  9  or  the  first  day of a later month if specified in the
            ----------
executed  instrument  of  assignment.

     9.3  Penn  Octane  Units.  Penn  Octane Corporation shall have the right to
          -------------------
sell 25,000 of its Units to each of Shore Capital LLC (or its designee) and Jerome B. Richter (or his designee) pursuant to purchase rights granted to by Penn Octane Corporation to such Persons.

                                   ARTICLE 10
                         ADMISSION OF ASSIGNEE AS MEMBER
                         -------------------------------

     10.1 Requirements.  An  Assignee  shall not be admitted to the Company as a
          ------------
Member unless all of the following conditions are first satisfied:

          (a) a duly executed and acknowledged written instrument of Transfer is filed with the Company, specifying the Units being transferred and setting forth the intention of the Member effecting the Transfer that the Assignee succeed to a portion or all of such Member's Units as a Member;

          (b)  the  Assignee  qualifies  as  an  Accredited  Investor;

          (c) if requested by the Board of Managers, the Assignee delivers to the Company an opinion of counsel, in form and substance satisfactory to the Board of Managers, to the effect provided in clause (a) of Section 9.1.4 with respect to the admission of the
                              -------------
               Assignee  as  a  Member;

          (d)  the  Member  effecting  the  Transfer  and  Assignee  execute and acknowledge  any  other  instruments  that  the Board of Managers deems necessary or desirable for admission of the Assignee, including the written acceptance and adoption by the Assignee of the provisions of this Agreement and execution, acknowledgment and delivery to the Board of Managers of a special power of attorney as provided in Section 15.4;
                                           -------------

          (e) the Member effecting the Transfer or the Assignee pays to the Company a transfer fee sufficient to cover all reasonable expenses connected with the admission;

          (f)  Article  9  of  this  Agreement has been or is complied with; and
               ----------

          (g) the Board of Managers approves such admission, which approval may be given or refused in its reasonable discretion.

     10.2 Resignation  of Member; No  Dissolution.  If a Member Transfers all of
          ---------------------------------------
its  interest  in  the  profits,  losses  and capital of the Company pursuant to
Section 9.1 and the transferee of such interest is admitted as a Member pursuant
-----------
to  Section  10.1,  such  Person  shall  be  admitted to the Company as a Member
    -------------
effective on the effective date of the Transfer or such other date as may be specified when the Member is admitted, and immediately following such admission, the transferor Member shall cease to be a Member of the Company.

                                   ARTICLE 11
                             DISSOLUTION OF COMPANY
                             ----------------------

     11.1 Termination  of Company.  No  Member shall resign or withdraw from the
          -----------------------
Company  except that, subject to the restrictions set forth in Articles 9 and 10
                                                               -----------------
hereof, any Member may Transfer its Units in the Company to an Assignee and an Assignee may become a Member in place of the Member which assigned its Units. If any Member ceases to be a Member for any reason, the business of the Company shall be continued by the remaining Members.

     11.2 Events  of Dissolution or Liquidation.  The Company shall be dissolved
          -------------------------------------
upon the happening of any of the following events: (a) the written determination of the Board of Managers or (b) the Sale of the Company.

     11.3 Liquidation.  Upon  dissolution  of  the  Company  for any reason, the
          -----------
Company shall immediately commence to wind up its affairs. A reasonable period of time shall be allowed for the orderly termination of the Company's business, discharge of its liabilities, and distribution or liquidation of the remaining assets so as to enable the Company to minimize the normal losses attendant to the liquidation process. The Company's property and assets or the proceeds from the liquidation thereof shall be distributed so as not to contravene the Act but in compliance with Section 7.2; provided, however, that Distributions to Members
                   -----------
shall be made after their Capital Accounts have been adjusted to reflect all Net Profits and Net Losses of the Company through the date of distribution.

     11.4 No  Action for Dissolution.  The Members  acknowledge that irreparable
          --------------------------
damage would be done to the goodwill and reputation of the Company if any Member should bring an action in court to dissolve the Company under circumstances where dissolution is not required by Section 11.2. This Agreement has been
                                          ------------
drawn carefully to provide fair treatment of all parties and equitable payment in liquidation of the Units of all Members. Accordingly, except where the Board of Managers has failed to liquidate the Company as required by Section 11.2 and
                                                                ------------
except as specifically provided in the Act, each Member hereby waives and renounces its right to initiate legal action to seek dissolution or to seek the appointment of a receiver or trustee to liquidate the Company.

     11.5 No Further Claim.  Upon  dissolution, each Member shall look solely to
          ----------------
the assets of the Company for the return of its capital, and if the Company's property remaining after payment or discharge of the debts and liabilities of the Company, including debts and liabilities owed to one or more of the Members, is insufficient to return the aggregate Capital Contributions of each Member, such Members shall have no recourse against the Company, the Board of Managers or any other Member.

                                   ARTICLE 12
                                 INDEMNIFICATION
                                 ---------------

     12.1 General.  The  Company  shall  indemnify, defend and hold harmless the
          -------
Board of Managers and each member of the Board of Managers, each Member, including the Tax Matters Member, each Assignee and each such Persons officers, directors, shareholders, members, partners, employees and agents; and the employees, officers and agents of the Company (all indemnified persons being referred to as "Indemnified Persons") from any liability, loss or damage
                   --------------------
incurred by the Indemnified Person by reason of any act performed or omitted to be performed by the Indemnified Person in connection with the business of the Company and from liabilities or obligations of the Company imposed on such
Person by virtue of such Person's position with the Company, including reasonable attorneys' fees and costs and any amounts expended in the settlement of any such claims of liability, loss or damage; provided, however, that if the liability, loss, damage or claim arises out of any action or inaction of an Indemnified Person, indemnification under this Section 12.1 shall be available
                                                 ------------
only if (a) either (i) the Indemnified Person, at the time of such action or inaction, determined in good faith that its, his or her course of conduct was in, or not opposed to, the best interests of the Company, or (ii) in the case of inaction by the Indemnified Person, the Indemnified Person did not intend its, his or her inaction to be harmful or opposed to the best interests of the Company, and (b) the action or inaction did not constitute fraud, gross negligence or willful misconduct by the Indemnified Person or a breach of this Agreement; and provided, further, that indemnification under this Section 12.1
                                                                    ------------
shall be recoverable only from the assets of the Company and not from any assets of the Members. THE FOREGOING INDEMNITY IS INTENDED TO INDEMNIFY EACH INDEMNIFIED PERSON FOR HIS OWN ACTS OF NEGLIGENCE AND SHALL APPLY IRRESPECTIVE OF ANY CLAIM OF CONCURRENT OR CONTRIBUTORY NEGLIGENCE ON THE PART OF SUCH INDEMNIFIED PERSON. The Company may pay or reimburse attorneys' fees of an
Indemnified Person as incurred, if such Indemnified Person executes an undertaking to repay the amount so paid or reimbursed if there is a final determination by a court of competent jurisdiction that such Indemnified Person is not entitled to indemnification under this Article 12. The Company may pay
                                                ----------
for insurance covering liability of the Indemnified Persons for negligence in operation of the Company's affairs.

     12.2 Persons Entitled to Indemnity. Any Person who is within the definition
          -----------------------------
of "Indemnified Person" at the time of any action or inaction in connection with the business of the Company shall be entitled to the benefits of this Article 12
                                                                      ----------
as an Indemnified Person with respect thereto, regardless if such Person continues to be within the definition of "Indemnified Person" at the time of such Indemnified Person's claim for indemnification or exculpation hereunder.

     12.3 Procedure  Agreements.  The  Company  may enter into an agreement with
          ---------------------
any of its officers, employees and agents, or the members of the Board of Managers, setting forth procedures consistent with applicable law for implementing the indemnities provided in this Article 12.
                                                    -----------

     12.4 Fiduciary  and  Other Duties.  An Indemnified Person acting under this
          ----------------------------
Agreement shall not be liable to the Company or to any other Indemnified Person for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties (including fiduciary duties) and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     12.5 Exculpation.  No  Indemnified  Person  shall  be liable, in damages or
          -----------
otherwise, to the Company or to any Member for any loss that arises out of any act performed or omitted to be performed by it or him pursuant to the authority granted by this Agreement if (a) either (i) the Indemnified Person, at the time of such action or inaction, determined, in good faith, that such Indemnified Person's course of conduct was in, or not opposed to, the best interests of the Company, or (ii) in the case of inaction by the Indemnified Person, the Indemnified Person did not intend such Indemnified Person's inaction to be harmful or opposed to the best interests of the Company, and (b) the conduct of the Indemnified Person did not constitute fraud, gross negligence, or willful misconduct by such Indemnified Person or a breach of this Agreement.

     12.6 Except as otherwise provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Indemnified Person shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being an Indemnified Person. All persons dealing with the Company shall look solely to the assets of the Company for the payment of the debts, obligations or liabilities of the Company.

                                   ARTICLE 13
                  REPRESENTATIONS AND COVENANTS BY THE MEMBERS
                  --------------------------------------------

     Each Member hereby represents and warrants to, and agrees with, the Board of Managers, the other Members and the Company as follows:

     13.1 Investment  Intent.  It  is  acquiring  its  Units  with the intent of
          ------------------
holding the same for investment for its own account and without the intent or a view of participating directly or indirectly in any distribution of such Units within the meaning of the Securities Act or any applicable state securities laws.

     13.2 Securities  Regulation.
          ----------------------

          13.2.1 It acknowledges and agrees that its Units are being issued and sold in reliance on the exemption from registration contained in Section 4(2) of the Securities Act and exemptions contained in applicable state securities laws, and that its Units cannot and will not be sold or transferred except in a transaction that is exempt under the Securities Act and those state acts or pursuant to an effective registration statement under the Securities Act and those state acts or in a transaction that is otherwise in compliance with the Securities Act and those state acts.

          13.2.2 It understands that it has no contractual right for the registration under the Securities Act of its Units for public sale and that, unless its Units are registered or an exemption from registration is available, its Units may be required to be held indefinitely.

     13.3 Knowledge  and  Experience.  It  has  such knowledge and experience in
          --------------------------
financial, tax and business matters as to enable it to evaluate the merits and risks of its investment in the Company and to make an informed investment decision with respect thereto.

     13.4 Economic Risk.  It is able to bear the economic risk of its investment
          -------------
in  its  Units.

     13.5 Binding Agreement.  It  has all requisite power and authority to enter
          -----------------
into and perform this Agreement and that this Agreement is and will remain its valid and binding agreement, enforceable in accordance with its terms (subject, as to the enforcement of remedies, to any applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors rights).

     13.6 Tax Position.  Unless it provides prior written notice to the Company,
          ------------
it will not take a position on its federal income tax return, in any claim for refund, or in any administrative or legal proceedings that is inconsistent with any information return filed by the Company or with the provisions of this Agreement.

     13.7 Information.  It  has  received  all  documents,  books  and  records
          -----------
pertaining to an investment in the Company requested by it. It has had a reasonable opportunity to ask questions of and receive answers concerning the Company, and all such questions have been answered to its satisfaction.

     13.8 Amendments  to  Agreement.  This  Agreement may be modified or amended
          -------------------------
with the prior written consent of the Board of Managers; provided; however, that this Agreement may not be amended (a) without the approval of each Member or Assignee materially adversely affected if the amendment would reduce any such
Person's number of Units or would reduce the allocation to such Person of the amount of any Net Profit, Net Loss or distribution of cash or property from that which is provided or contemplated herein, unless (i) such amendment is being executed to reflect any dilution in such Person's interest resulting from the issuance of Units as contemplated by Article 3 or to reflect the preference over
                                     ---------
any  such  Units of any new Units issued under Article 3, (ii) such amendment is
                                               ---------
being executed to reflect the acceptance of an Assignee as a new Member pursuant to Article 10 or (iii) such amendment adversely affects all Members (and their
    -----------
Assignees) equally. Notwithstanding the foregoing sentence, Amendments to this Agreement that (a) are necessary or desirable to cure any ambiguity, to correct or supplement any provision herein that would be inconsistent with law or with any other provision herein, or to make any other provision with respect to matters or questions arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement; (b) are necessary or desirable to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or contained in any federal or state statute; or (c) contemplated by this Agreement in Section 2.2 in respect of the name of the Company, Section 2.3 in
               -----------                                        -----------
respect  of  the  registered office and registered agent of the Company, Section
                                                                         -------
2.7  in  respect  to  persons  authorized  to  act  on behalf of the Company and
---
Schedule  I  of this Agreement, may be made by the Board of Managers without the
-----------
consent  of  any  Members,  and  such amendments and revised Schedule I shall be
                                                             ----------
deemed to constitute an amendment of this Agreement approved by all of the Members.

     All amendments to this Agreement will be sent to each Member and, after the effective date of the Transfer to such Assignee, to each Assignee promptly after the effectiveness thereof. Any modification or amendment to this Agreement pursuant to this Article 13 shall be binding on all Members.
                 ----------

                                   ARTICLE 14
                        RIGHT TO CONVERT FORM OF COMPANY
                        --------------------------------

     14.1 Election.  With the prior written consent of the Supermajority Vote of
          --------
the Board of Managers, but without any need for consent or approval of any other Member, the Board of Managers may elect at any time and for any purpose to require that the Company be converted into a corporation (in connection with an initial public offering or otherwise), which conversion shall be effected by merger or by such other form of transaction as may be available under applicable law. No Member shall have any voting rights with respect to the election to convert the Company into a corporation or partnership. In such conversion, the Units of the Members (determined as though such Units included Distributions to which the Members would then be entitled under Section 11.3 if the Company were
                                                ------------
liquidated at the value of the Company determined in connection with such conversion) as well as any unvested Units shall be the basis for the allocation of shares or options in the corporation. Upon such an election, the Members shall as soon as practicable thereafter execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, all instruments and documents that may be reasonably requested by the Board of Managers to best effectuate the conversion of the Company to a corporation while continuing in full force and effect, to the extent consistent with such conversion, the terms, provisions and conditions of this Agreement, including those provisions granting the Board of Managers exclusive authority to manage the operations and affairs of the Company subject to the provisions hereof, restricting the Transfer of Units, and granting rights to repurchase Units or rights to participate in certain transactions.

                                   ARTICLE 15
                                  MISCELLANEOUS
                                  -------------

     15.1 Additional  Documents.  At  any  time  and from time to time after the
          ---------------------
date of this Agreement, upon the request of the Board of Managers, each Member shall do and perform, or cause to be done and performed, all such additional acts and deeds, and shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, all such additional instruments and documents as may be required to effectuate the purposes and intent of this Agreement.

     15.2 General.  This  Agreement:  (a)  shall  be binding upon the executors,
          -------
administrators, estates, heirs and legal successors of the Members; (b) shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws; (c) may be executed in more than one counterpart as of the day and year first above written; and (d) contains the entire contract among the Members as to the subject matter hereof. The waiver of any of the provisions, terms or conditions contained in this Agreement shall not be considered as a waiver of any of the other provisions, terms or conditions hereof.

     15.3 Notices,  etc.  All  notices  and  other  communications  required  or
          -------------
permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or receipt (which may be evidenced by a return receipt if sent by registered mail or by signature if delivered by courier or delivery service) addressed (a) if to any Member, at the address of such Member set forth in the records of the Company or at such other address as such Member shall have furnished to the Company in writing as the address to which notices are to be sent hereunder, and (b) if to the Company or to the Board of Managers, to it.

     15.4 Execution  of Papers.  The  Members agree to execute such instruments,
          --------------------
documents and papers as the Board of Managers deems necessary or appropriate to carry out the intent of this Agreement. Each Member, including each new and substituted Member, by the execution of this Agreement or by agreeing in writing to be bound by the provisions of this Agreement, irrevocably constitutes and appoints each member of the Board of Managers and/or any Person designated by the Board of Managers to act on its behalf for purposes of this Section 15.4 its
                                                                ------------
true and lawful attorney-in-fact with full power and authority in its name, place and stead to execute, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to carry out the provisions of this Agreement, including but not limited to:

          (a) all certificates and other instruments (specifically including counterparts of this Agreement), and any amendment thereof, that the Board of Managers deems appropriate to qualify or continue the Company as a limited liability company in any jurisdiction in which the Company may conduct business or in which such qualification or continuation is, in the opinion of the Board of Managers, necessary to protect the limited liability of the Members;

          (b) all amendments to this Agreement adopted in accordance with the terms hereof and all instruments that the Board of Managers deems appropriate to reflect a change or modification of the Company in accordance with the terms of this Agreement; and

          (c) all conveyances and other instruments that the Board of Managers deems appropriate to reflect the dissolution of the Company.

     The appointment by each Member of each member of the Board of Managers and/or any Person designated by the Board of Managers as its attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Members under this Agreement will be relying upon the power of the Board of Managers to act as contemplated by this Agreement in any filing and other action by it on behalf of the Company, and shall survive and shall not be affected by the subsequent disability, incapacity, the bankruptcy, dissolution, death, adjudication of incompetence or insanity of any Member giving such power and the transfer or assignment of all or any part of such Member's Units; provided, however, that in the event of a Transfer by a Member of all of its Units, the power of attorney given by the transferor shall survive such assignment only until such time as the Assignee shall have been admitted to the Company as a substituted Member and all required documents and instruments shall have been duly executed, filed and recorded to effect such substitution.

     15.5 Disputed Matters.  Except as otherwise provided in this Agreement, any
          ----------------
controversy or dispute arising out of this Agreement, the interpretation of any of the provisions hereof, or the action or inaction of any Member hereunder shall be submitted to arbitration in Houston, Texas, pursuant to the provisions set forth in Exhibit 15.5 hereto. To the fullest extent permitted by law, no
                ------------
action at law or in equity based upon any claim arising out of or related to this Agreement shall be instituted in any court by any Member except (a) an action to compel arbitration pursuant to this Section 15.5, or (b) an action to
                                               ------------
enforce  an  award obtained in an arbitration proceeding in accordance with this
Section  15.5.
-------------

     15.6  Gender and Number.  Whenever required by the context, as used in this
           -----------------
Agreement the singular number shall include the plural, the plural shall include the singular, and all words herein in any gender shall be deemed to include the masculine, feminine and neuter genders.

     15.7  Severability.  If  any provision of this Agreement is determined by a
           ------------
court to be invalid or unenforceable, that determination shall not affect the other provisions hereof, each of which shall be construed and enforced as if the invalid or unenforceable portion were not contained herein. That invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each said provision shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

     15.8  Headings.  The  headings  used  in  this  Agreement  are  used  for
           --------
administrative convenience only and do not constitute substantive matter to be considered in construing the terms of this Agreement.

     15.9  No  Third Party Rights.  The provisions of this Agreement are for the
           ----------------------
benefit of the Company, the Board of Managers, the Members and Assignees and no other Person, including creditors of the Company, shall have any right or claim against the Company, the Board of Managers or any Member by reason of this Agreement or any provision hereof or be entitled to enforce any provision of this Agreement.


                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties have executed this Limited Liability Company Agreement as of the day and year first set forth above.


MEMBERS:

PENN OCTANE CORPORATION


By:  /s/  Ian T. Bothwell
     ----------------------------
          Ian T. Bothwell
          Chief Financial Officer

                                   SCHEDULE I
                                   ----------


Members:                 Capital Contributions    Units   Per Unit Value
-----------------------  ----------------------  -------  --------------
Penn Octane Corporation  $1,000                  100,000  $.01



                                  Schedule I-1

                                    EXHIBIT 1
                                    ---------

                                  DEFINED TERMS
                                  -------------

     "Accredited  Investor"  has  the  meaning  assigned  to  such  term  under
      --------------------
Regulation  D  promulgated  pursuant  to  Section  4(2)  of  the Securities Act.

     "Act"  shall mean the Delaware Limited Liability Company Act as amended and
      ---
in  effect  from  time  to  time.

     "Adjusted  Capital  Account Deficit" means, with respect to any Member, the
      ----------------------------------
deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Year after giving effect to the following adjustments:

     (i) credit to such Capital Account any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the next to the last sentences of Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5) after taking into account any changes during such year in Company minimum gain and Member minimum gain (as determined under such Regulations); and

     (ii)   debit to such Capital Account the items described in Section 1.704-1
     (b)(2)(1)(d)(4), (5) and (6) of the Regulations.

     "Adjusted  Taxable  Income"  shall  mean  the Company's cumulative items of
      -------------------------
income or gain less cumulative items of loss or deduction under the Code, computed from the Effective Date through the date such Adjusted Taxable Income is being computed, except that gain or loss from a Sale of the Company.

     "Affiliate"  shall  mean,  with respect to any specified Person, any Person
      ---------
that directly or through one or more intermediaries controls or is controlled by or is under common control with the specified Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "Agreement"  shall mean this Amended and Restated Limited Liability Company
      ---------
Agreement of the Company dated as of the Effective Date, as amended from time to time.

     "Assignee" shall mean a Person that has acquired the right from a Member to
      --------
(i) share in Net Profit and Net Loss of the Company, (ii) receive Distributions and (iii) receive the allocation of taxable income, gain, loss, deductions or credits (and items thereof) of the Company to which the transferor Member was entitled in accordance with the provisions of Article 9, but has not been
                                                     ---------
admitted as a Member of the Company in accordance with the provisions of Article
                                                                         -------
10.
--

     "Board of Managers" shall mean the board of managers elected and determined
      -----------------
as  provided  in  Section  5.1.
                  ------------

     "Book  Gain"  or  "Book Loss" shall mean the gain or loss recognized by the
      ----------        ---------
Company for Code Section 704(b) book purposes in any Fiscal Year or other period by reason of the sale,


                                  Exhibit 1-1
exchange or other disposition of any Company asset. Such Book Gain or Book Loss shall be computed by reference to the Book Value of such asset as of the date of such sale, exchange or other disposition, rather than by reference to the tax basis of such asset as of such date, and each and every reference herein to "gain" or "loss" shall be deemed to refer to Book Gain or Book Loss, rather than to tax gain or tax loss, unless otherwise expressly provided herein.

     "Book  Value"  of an asset shall mean, as of any particular date, the value
      -----------
at which the asset is properly reflected on the books and records of the Company as of such date. The initial Book Value of each asset shall be its cost, unless such asset was contributed to the Company by a Member, in which case the initial Book Value shall be the Fair Market Value of such asset at the time of contribution, as agreed to by the Members or determined by the Board of Managers, and such Book Value shall thereafter be adjusted for Depreciation with respect to such asset rather than for the cost recovery deductions to which the Company is entitled for federal income tax purposes with respect thereto.

     "Capital  Account"  is  defined in Section 3.2.  An Assignee may acquire an
      ----------------                  -----------
interest  in  a  Capital  Account  as  provided  in  Section  9.2.
                                                     ------------

     "Capital Contribution" shall mean with respect to any Member, the amount of
      --------------------
money plus the Fair Market Value of any other property (net of liabilities assumed or to which the property is subject) contributed to the Company with respect to the Units held by such Member pursuant to the terms of this Agreement.

     "Certificate"  shall  mean  the Certificate of Formation of the Company and
      -----------
any and all amendments thereto and restatements thereof filed on behalf of the Company with the office of the Secretary of State of the State of Delaware pursuant to the Act.

     "Code"  shall  mean the Internal Revenue Code of 1986, as amended from time
      ----
to  time,  and  the  corresponding  provisions  of  any  future federal tax law.

     "Combined  Effective  Marginal  Tax  Rate"  shall  mean  the highest single
      ----------------------------------------
combined rate (expressed as a percentage) of United States federal, state and local income taxation applicable to any individual residing in California determined as of the last day of each Tax Estimation Period, without giving effect to any limitation on the deductibility of state and local taxes and other itemized deductions in computing United States federal taxable income and assuming that such individual is subject to the highest United States federal and highest state and local marginal ordinary income tax rates on all income allocated by the Company.

     "Company" shall mean the Limited Liability Company formed by virtue of this
      -------
Agreement  and  the  filing  of  the  Certificate  in  accordance  with the Act.

     "Depreciation"  shall  mean for each Fiscal Year or other period, an amount
      ------------
equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period for federal income tax purposes, except if the Book Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of any such year or other period, Depreciation shall be an amount that bears the same relationship to the Book Value of such asset as the depreciation, amortization, or other cost recovery deduction computed


                                  Exhibit 1-2
for tax purposes with respect to such asset for the applicable period bears to the adjusted tax basis of such asset at the beginning of such period, or if such asset has a zero adjusted tax basis, Depreciation shall be an amount determined under any reasonable method selected by the Board of Managers, with the advice of its independent accountants.

     "Distribution"  shall  mean cash or property (net of liabilities assumed or
      ------------
to which the property is subject) distributed to a Member or an Assignee in respect of the Member's Units in the Company.

     "Economic  Interest"  shall  mean  all  of  the  rights of an Assignee with
      ------------------
respect  to  an  Interest.

     "Effective  Date"  shall  mean  September  16,  2004.
      ---------------

     "Equity  Kickers"  is  defined  in  Section  3.7.1.
      ---------------                    --------------

     "Fair  Market  Value"  means,  as  of any date, the Board of Managers' good
      -------------------
faith determination of the fair value of one Unit of the applicable class as of the applicable reference date.

     "Fiscal Year" shall mean the fiscal year of the Company, which shall be the
      -----------
calendar year, or such other fiscal year as determined by the Board of Managers.

     "Indemnified  Persons"  is  defined  in  Section  12.1.
      --------------------                    -------------

     "Interest"  shall  mean  the  entire  interest  of a Member in the capital,
      --------
profits and Distributions of the Company, including any and all rights and benefits to which a Member may be entitled as provided in this Agreement, together with the obligations of such Member to comply with all the terms and provisions of this Agreement.

     "Majority Interest" shall mean the vote or consent of the Members holding a
      -----------------
majority  of  the  Units.

     "Management  Members"  shall  mean  such  employees,  managers, independent
      -------------------
contractors or consultants of the Company, a Member or its Affiliates, who are granted Units of the Company in connection with such employment or services rendered or to be rendered or who acquired such Units pursuant to the exercise of an option granted in connection with such employment or services rendered or to be rendered or as an investment in the Company.

     "Member  Nonrecourse  Deductions"  shall  have  the  meaning  set  forth in
      -------------------------------
Regulation  Section  1.704-2(i)(1).

     "Members"  shall  mean  the Persons listed as Members on Schedule I to this
      -------                                                 ----------
Agreement and any other Person that both acquires an Interest in the Company and is admitted to the Company as a Member of the Company.

     "Net  Profit"  and  "Net  Loss"  shall  mean, for each Fiscal Year or other
      -----------------------------
period, an amount equal to the Company's taxable income or loss, respectively, for such year or period, determined


                                  Exhibit 1-3
in accordance with Section 703(a) of the Code (taking into account all items of income, gain, loss or deduction required to be stated separately pursuant to
Section  703(a)(1)  of  the  Code),  with  the  following  adjustments:

     (i) any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Profit or Net Loss pursuant to this provision shall be added to such taxable income or loss;

     (ii) any expenditures of the Company described in Section 705(a)(2)(B) of the Code (relating to expenditures which are neither deductible nor properly chargeable to capital) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Section 1.704-1(b)(2)(iv)(i) of the Regulations, and not otherwise taken into account in computing Net Profit or Net Loss pursuant to this provision, shall be subtracted from such taxable income or loss;

     (iii) Book Gain or Book Loss from the sale or other disposition of any asset of the Company shall be taken into account in lieu of any tax gain or tax loss recognized by the Company by reason of such sale or other disposition; and

     (iv) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period, computed as provided in this Agreement.

     "New Securities" is defined in Section 3.7.1.
      --------------                -------------

     "Nonrecourse  Deductions"  shall  have  the meaning set forth in Regulation
      -----------------------
Section  1.7042(b)(1).

     "Permitted  Transferee"  is  defined  in  Section  9.1.2.
      ---------------------                    --------------

     "Person" shall mean an individual, partnership, joint venture, association,
      ------
corporation, trust, estate, limited partnership, limited liability company, limited liability partnership, or any other legal entity.

     "Qualified  Income  Offset"  shall have the meaning set forth in Regulation
      -------------------------
Section  1.704-1(b)(2)(ii)(d).

     "Regulations"  shall  mean  the  Treasury  regulations, including temporary
      -----------
regulations, promulgated under the Code, as such regulations may be amended from time to time (including the corresponding provisions of any future regulations) as such regulations are applicable to the Company or transactions of the Company.

     "Sale  of the Company" shall mean, in each case as determined in good faith
      --------------------
by the Board of Managers, to have been occasioned by, or to have occurred upon, the acquisition of the Company by another Person by means of any transaction or series of related transactions (including, without limitation, any merger, consolidation, sale, assignment, transfer distribution


                                  Exhibit 1-4
or issuance of Units) that results in the Members immediately prior to such transaction not holding, directly or indirectly, at least 50% of the voting power of the surviving or continuing entity.

     "Securities  Act"  shall  mean  the  Securities  Act  of  1933, as amended.
      ---------------

     "Sole Discretion" means, with respect to any Person, that Person's sole and
      ---------------
absolute discretion, with or without cause, and subject to such conditions as he shall deem appropriate.

     "Supermajority  Vote"  shall  mean the vote or consent of a majority of the
      -------------------
Managers  of  the  Board  of  Managers.

     "Tax  Distribution"  is  defined  in  Section  7.2.1.
      -----------------                    --------------

     "Tax  Estimation  Period"  shall  mean (i) January, February and March (ii)
      -----------------------
April and May, (iii) June, July and August, and (iv) September, October, November and December of each year during the term of the Company, or other periods for which estimates of individual federal income tax liability are required to be made under the Code, provided that the Company's first Tax Estimation Period shall begin on the Effective Date of this Agreement.

     "Tax  Matters  Member"  is  defined  in  Section  8.1.
      --------------------                    ------------

     "Transfer" shall mean a sale, assignment, pledge, encumbrance, abandonment,
      --------
disposition, contribution, distribution, exchange or other transfer, including but not limited to, any distribution to partners of any partnership, shareholders of any corporation or members of any limited liability company, and may be used either as a verb or a noun.

     "Units"  shall  mean  any  of  the  Units  of  the  Company.
      -----


                                  Exhibit 1-5

                                   EXHIBIT 5.1
                                   -----------

                                BOARD OF MANAGERS
                                -----------------

     The Members hereby appoint the following individuals as the members of the Board of Managers:

     RICHARD  SHORE,  JR.

     JEROME  B.  RICHTER

     MURRAY  J.  FEIWELL

     RICARDO  RODRIGUEZ  CANNEY

     DOUGLAS  MANNER


                                  Exhibit 5.1-1

                                  EXHIBIT 15.5
                                  ------------

                               ARBITRATION POLICY
                               ------------------

1.   Disputes Covered.  This Arbitration Policy ("Policy") applies to any claim,
     ----------------                             ------
     dispute or controversy arising out of or relating to the terms and conditions of any incentive plan, partnership agreement or other plan, document or agreement that expressly refers to and incorporates the terms of this Policy; any such claim, dispute or controversy so covered by the terms of this Policy shall, except as otherwise expressly provided, be settled by binding arbitration in accordance with the procedures and conditions set forth herein.

     The scope of this Policy is intended to be applied broadly so as to include any and all disputes, controversies and claims that touch upon any incentive plan, partnership agreement or other plan, document or agreement covered by this Policy, whether such disputes, controversies or claims involve a breach of contract, contract interpretation, tort law, common law principles or statutes, rules or regulations.

     Any dispute, controversy or claim to which this Policy applies is hereinafter called a "Dispute." A person, corporation or entity who is
                              -------
     subject  to  this  agreement  is  hereinafter  called  a  "Party."
                                                                -----

2.   Mediation.  The  Parties  to a Dispute agree to try in good faith to settle
     ---------
     the Dispute by mediation administered by the American Arbitration Association ("AAA") under its Commercial Mediation Rules before resorting
                    ---
     to binding arbitration. The Parties shall split the cost of the mediator equally. To qualify as a mediator, the mediator must be a lawyer admitted to the Bar of any State who has practiced for at least ten years. Nothing in this clause shall preclude any Party from initiating arbitration if the mediation does not reach a resolution within 30 days after the mediation commences.

3.   Arbitration.  Any  Dispute  not  resolved  by  mediation  shall  be finally
     -----------
     resolved by binding arbitration administered by the AAA pursuant to the Commercial Arbitration Rules of the AAA (the "Rules") as in force at the time the arbitration is commenced, except as modified by this Policy. In the event of any conflict between the Rules and this Policy, the provisions of this Policy will control.

4.   Commencement  of Arbitration.  Subject to prior compliance with paragraph 2
     ----------------------------
     above,  any  Party  may  at  any  time initiate an arbitration hereunder by giving  a  written  notice ("Demand for Arbitration") to the other Party at
                                  ----------------------
     any time consistent with any applicable statutes of limitation.

5.   Number  of  Arbitrators.  If  the Dispute involves an amount in controversy
     -----------------------
     less than $500,000, then the arbitration of such Dispute shall be conducted before one neutral arbitrator. If the Dispute involves an amount in controversy of $500,000 or more, the arbitration of such Dispute shall be conducted before a tribunal composed of three neutral arbitrators. Whether one or three arbitrators is required, the arbitral tribunal that is to conduct the arbitration is hereinafter called the "Arbitral Panel."
                                                               ---------------


                                 Exhibit 15.5-1

6.   Appointment  of Arbitral Panel of One.  If an Arbitral Panel of one neutral
     -------------------------------------
     arbitrator is to conduct the arbitration, the arbitrator shall be chosen from a panel of five proposed arbitrators drawn by the AAA. Each Party shall have the right to exercise unlimited challenges for cause and two peremptory strikes within ten days of its receipt of the list of proposed arbitrators. If one panel member remains after strikes are made, such person shall serve as the arbitrator. If more than one panel member remains after strikes are made, the AAA shall choose the arbitrator from the remaining panel members. If all of the panel members are struck by the Parties pursuant to permitted strikes, the AAA shall draw successive new panels of five proposed arbitrators and apply the foregoing procedures with respect to such panel(s) until the arbitrator is selected.

7.   Appointment  of  Arbitral  Panel  of  Three.  If an Arbitral Panel of three
     -------------------------------------------
     neutral arbitrators is to conduct the arbitration, each Party shall choose one neutral arbitrator that is chosen from a panel of five proposed arbitrators drawn by the AAA. Each Party shall give the other Party written notice of its selection of one neutral arbitrator within 20 days after its receipt of the Demand for Arbitration. The two arbitrators so selected shall choose the third arbitrator from a panel of five proposed arbitrators drawn by the AAA. If the two arbitrators do not agree on the selection of the third arbitrator within ten days after their receipt of the list of proposed arbitrators, the third arbitrator shall be selected by the Regional Vice President of the AAA from the panel proposed by the AAA. The third arbitrator shall serve as the Chairperson of the Arbitral Panel. If an Arbitral Panel of three conducts the arbitration, all decisions and rulings, as well as any interim or final awards, shall be pursuant to the majority vote of the Arbitral Panel.

8.   Place  of Arbitration.  The place of arbitration shall be Houston, Texas or
     ---------------------
     such other location as the Parties may mutually agree.

9.   Limitations  and  Laches.  The  Arbitral  Panel is directed to consider any
     ------------------------
     defense that all or part of the claim is not timely by reason of laches or statute of limitations as a preliminary issue and to render a signed, written award determining the merits of such defense before considering the substantive merits of the arbitration claim, unless the Arbitral Panel determines that the merits of such defense of laches or statute of limitations are so intertwined with the substantive merits of the arbitration claim as to make impractical the determination of the defense of laches or limitations as a preliminary matter.

10.  Preliminary Issues of Law.  The Arbitral Panel shall hear and determine any
     -------------------------
     preliminary issue of law asserted by a Party to be dispositive of any claim, in whole or part, in the manner of a federal court hearing a motion to dismiss for failure to state a claim or for summary judgment, pursuant to such terms and procedures as the Arbitral Panel deems appropriate.

11.  Consolidation  of  Disputes.  Any  court  with  jurisdiction  may order the
     ---------------------------
     consolidation of any arbitrable dispute with any related arbitrable dispute, controversy or claim not covered by this Policy, as the court may deem necessary in the interests of justice or efficiency or on such other grounds as the court may deem appropriate.


                                  Exhibit 5.1-2

12.  Time  of  Proceedings.  It  is  the  intent  of  the  Parties that, barring
     ---------------------
     extraordinary circumstances, any arbitration shall be conducted in a reasonably expeditious manner and shall be concluded, in any event, within 150 days of the date the Demand for Arbitration is received by the AAA. Unless the Parties otherwise agree, once commenced, hearings shall be held four days a week, three weeks a month, with each hearing day to begin at 9:30 a.m. and to conclude at 4:45 p.m. until the arbitration is completed. The Parties may upon agreement extend these time limits, or the Arbitral Panel may extend them if they determine that the interests of justice otherwise requires. The Arbitral Panel shall use its best efforts to issue the final award or awards within a period of 20 days after closure of the proceedings. However, failure to do so shall not be a basis for challenging the award.

13.  Pre-Hearing  Conference.  Within  ten  days  after  the  appointment of the
     -----------------------
     Arbitral Panel, the Arbitral Panel shall hold a pre-hearing conference to discuss discovery matters, to schedule the hearing, to decide procedural matters and to address all other questions that may be presented.

14.  Discovery and Evidence. Except as may be modified by the Arbitral Panel for
     ----------------------
     good cause shown, the following procedures shall be followed in addition to those set forth within the Rules themselves. At least 20 days before the arbitration, the Parties must exchange a list of witnesses, including any experts, and copies of all exhibits intended to be used at the arbitration. Except for good cause, the Arbitral Panel may refuse to allow into evidence the testimony of any witness not timely disclosed. In addition, except for good cause, the Arbitral Panel may exclude from evidence any exhibit not previously tendered to the opposing Party in a timely fashion. Each Party may take the deposition of three individuals and any or all expert witnesses designated by another Party. Additional discovery, including but not limited to interrogatories and requests for production of documents, medical or psychological examinations, may be had, upon a showing of substantial need, where the Arbitral Panel so orders.

15.  Record  of  Hearing.  If  requested  by any Party, the Arbitral Panel shall
     -------------------
     keep records of all proceedings and decisions, and a verbatim record of all oral hearings. The cost of any such transcript will be borne by the requesting party.

16.  Cross-examination.  It  is  the intent of the Parties that the testimony of
     -----------------
     witnesses  be  subject  to  cross-examination.

17.  Evidence.  Strict  rules  of  evidence  shall  not  apply in an arbitration
     --------
     conducted pursuant to this Policy. The Parties may offer such evidence as they desire and the Arbitral Panel shall accept such evidence as the Arbitral Panels deems relevant to the issues and accord it such weight as the Arbitral Panel deems appropriate.

18.  Affidavits.  The  Parties  may  submit  evidence  in  the  form  of  sworn
     ----------
     affidavits, provided that upon the request of another Party, the Party submitting the affidavit will make the affiant available for cross-examination. If the affiant is not made available for cross-examination, the affidavit shall not be considered as evidence by the Arbitral Panel except as to matters relating to authentication of documents or signatures and other such nonmaterial facts except if the Arbitral Panel finds that the affiant is beyond the control


                                  Exhibit 5.1-3
     of the Party offering the affidavit, the affiant is unavailable and the interests of justice require consideration of the evidence submitted by the affiant.

19.  Punitive  Damages  Prohibited.  The  Parties  hereby waive any claim to any
     -----------------------------
     damages in the nature of punitive, exemplary, or statutory damages in excess of compensatory damages, or any form of damages in excess of compensatory damages, and the Arbitral Panel is specially divested of any power to award any damages in the nature of punitive, exemplary, or statutory damages in excess of compensatory damages, or any form of damages in excess of compensatory damages.

20.  Written  Opinion.  The  arbitration award shall be based on and accompanied
     ----------------
     by a signed, written opinion containing findings of fact and conclusions of law. Any arbitrator dissenting from an award or portion thereof shall issue a dissent stating the reasons for the dissent. The results of the arbitration, unless otherwise agreed by the Parties, are confidential and may not be reported by any news agency or legal publisher or service.

21.  Entry  of  Judgment.  A judgment on the arbitration award may be entered in
     -------------------
     any  court  having  jurisdiction  thereof.

22.  Costs.  The  Party  prevailing  on substantially all of its claims shall be
     -----
     entitled to recover its reasonable costs, including the arbitrators' fees, and its attorneys' fees for the arbitration proceedings, as well as for any ancillary proceeding, including a proceeding to compel or enjoin arbitration, to request interim measures or to confirm or set aside an award.

23.  Confidentiality.  The Parties and Arbitral Panel shall treat all aspects of
     ---------------
     the arbitration proceedings, including without limitation the filing of any demand, discovery, testimony and other evidence, briefs and the award, as strictly confidential.

24.  Forum  Selection.  The  courts  located  in  the  State of Texas shall have
     ----------------
     exclusive jurisdiction over an action brought to enforce the rights and obligations created or arising under this Policy, and each Party irrevocably submits to the jurisdiction of said courts.

25.  Governing  Substantive Law.  The Arbitral Panel shall apply the substantive
     --------------------------
     law (and the law of remedies, if applicable) of the State of Delaware, or federal law or both, as applicable to the claim(s) asserted. The Arbitral Panel shall recognize all applicable privileges recognized by the law of the State of Delaware, or federal law or both, as applicable to the claim(s) asserted. The Parties expressly prohibit the Arbitral Panel from reaching decisions as amicable compounder/amiables compositeur, specifically, an Arbitral Panel is not authorized to abate the application of law in favor of natural equity. The Arbitral Panel shall have the authority to entertain a motion to dismiss, a motion for summary judgment and/or a motion for judgment as a matter of law and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.

26.  Governing  Arbitration  Law.  The  law  applicable  to  the validity of the
     ---------------------------
     arbitration clause, the conduct of the arbitration, including any resort to a court for provisional remedies, the enforcement of any award and any other question of arbitration law or procedure shall be the Federal Arbitration Act. The Parties agree that this Policy shall be amended if, and to


                                  Exhibit 5.1-4
     the extent, necessary to cure any defect affecting enforceability of the duty to arbitrate under the Federal Arbitration Act, it being the intent of the Parties to resolve any dispute by arbitration.

27.  Binding  Effect.  This  Policy  shall be binding upon the Parties and their
     ---------------
     respective successors, assigns, heirs, personal representatives and estates.

28.  Severability.  Should  one or more provisions of this Policy be rendered or
     ------------
     declared invalid by reason of any existing or subsequently enacted legislation, or by a decree of a court of competent jurisdiction, such invalidation of such provision or provisions hereof shall not affect the remaining portions of this Policy.

29.  Entirety  Agreement.  This Policy reflects the entire agreement between the
     -------------------
     Parties with regard to the subject matter hereof. No Party has made any promises, guarantees or assurances with respect to the subject matter hereof except as contained herein.


                                  Exhibit 5.1-5